UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 14, 2014

AMERICAN REALTY CAPITAL PROPERTIES, INC.

ARC PROPERTIES OPERATING PARTNERSHIP, L.P.

(Exact name of Registrant as specified in its charter)

_________________________

Maryland	001-35263	45-2482685
Delaware	333-197780	45-1255683
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue, 15th Floor
New York, New York 10022
(Address of principal executive offices, including zip code)

(212) 415-6500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 14, 2014, American Realty Capital Properties, Inc. (“ARCP”) issued a press release announcing that it had received a consent, waiver and amendment from its lenders under its unsecured credit facility for an extension regarding the delivery of its third quarter 2014 financial statements until January 5, 2015. Such consent, waiver and amendment allows ARCP to remain compliant with its borrowing obligations under its unsecured credit facility as its external auditors complete their review of ARCP’s previously filed 2013 and 2014 financial statements. As part of the consent, waiver and amendment, in order to better align the size of the facility with anticipated future usage, ARCP has elected to permanently reduce the maximum amount of indebtedness from $4.65 billion to $4.0 billion. Additionally, until the 2013 and 2014 financial statements are filed with the U.S. Securities and Exchange Commission (the “SEC”), the maximum principal amount of indebtedness outstanding under the unsecured credit facility is temporarily reduced to $3.6 billion. Currently, ARCP has approximately $3.2 billion outstanding on the credit facility with $400 million of capacity available.

ARCP also announced in the same press release that it will host an investor update webcast at 10:00 A.M. Eastern Time on Friday, November 14, 2014. A link to such webcast is included in the press release.

A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Information set forth in this Current Report on Form 8-K (including information included or incorporated by reference herein) may contain “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect ARCP’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors, including ARCP’s ability to deliver its third quarter 2014 financial statements to the lenders under its unsecured credit facility by January 5, 2015 and therefore meet its borrowing obligations under such facility, which could cause actual results to differ materially from those contained in the forward-looking statements. Additional factors that may affect future results are contained in ARCP’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. ARCP disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 14, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

By:	/s/ David S. Kay
Name:	David S. Kay
Title:	Chief Executive Officer

ARC PROPERTIES OPERATING PARTNERSHIP, L.P. By: American Realty Capital Properties, Inc., its sole general partner

By:	/s/ David S. Kay
Name:	David S. Kay
Title:	Chief Executive Officer

Date: November 14, 2014